EXHIBIT 10.26





              STANDBY EQUITY DISTRIBUTION AGREEMENT

     THIS STANDBY EQUITY DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of December 13, 2004 between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and DCI USA, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Five Million Dollars ($5,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"); and

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

     WHEREAS, the Company has engaged Newbridge Securities Corporation to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

     NOW, THEREFORE, the parties hereto agree as follows:


                           ARTICLE I.
                       Certain Definitions

     Section  1.1.	"Advance"  shall  mean  the  portion  of   the
Commitment Amount requested by the Company in the Advance Notice.

     Section  1.2.	"Advance Date" shall mean the date  the  David
Gonzalez Escrow Account is in receipt of the funds from the Investor and David Gonzalez, as the Investor's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and David Gonzalez can release the free trading shares to the Investor. The Advance Date shall be one (1) Trading Day after the applicable Pricing Period.

     Section  1.3.	"Advance Notice" shall mean a  written  notice
to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

     Section  1.4.	"Advance Notice Date"  shall  mean  each  date
the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than five (5) Trading Days after the prior Advance Notice Date.

     Section  1.5.	"Bid  Price" shall  mean,  on  any  date,  the
closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

     Section 1.6.	"Closing" shall mean one of the closings  of  a
purchase and sale of Common Stock pursuant to Section 2.3.

     Section  1.7.	"Commitment Amount" shall mean  the  aggregate
amount of up to Five Million Dollars ($5,000,000), which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section  1.8.	"Commitment  Period"  shall  mean  the  period
commencing on the earlier to occur of (i) the Effective Date,  or
(ii) such earlier date as the Company and the Investor may agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Five Million Dollars ($5,000,000), (y) the date this Agreement is terminated pursuant to Section 2.5, or (z) the date occurring twenty-four (24) months after the Effective Date.

     Section   1.9.	"Common  Stock"  shall  mean  the   Company's
common stock, par value $0.001 per share.

     Section  1.10.	"Condition Satisfaction Date" shall have  the
meaning set forth in Section 7.2.

     Section  1.11.	"Damages" shall mean any loss, claim, damage,
liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.12.	"Effective Date" shall mean the date on  which
the   SEC  first  declares  effective  a  Registration  Statement registering the resale of the Registrable Securities as set forth in Section 7.2(b).

     Section  1.13.	"Escrow  Agreement"  shall  mean  the  escrow
agreement among the Company, the Investor, and David Gonzalez dated the date hereof.

     Section  1.14.	"Exchange  Act"  shall  mean  the  Securities
Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section  1.15.	"Material  Adverse  Effect"  shall  mean  any
condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

     Section  1.16.	"Market Price" shall mean the lowest VWAP  of
the Common Stock during the Pricing Period.

     Section  1.17.	"Maximum Advance Amount" shall be One Hundred
and  Twenty Five Thousand Dollars ($125,000) per Advance  Notice;
provided that in no event shall the total amount in any 30-day period exceed five hundred thousand dollars ($500,000).

     Section  1.18	"NASD" shall mean the National Association  of
Securities Dealers, Inc.

     Section   1.19	"Person"   shall  mean   an   individual,   a
corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section   1.20	"Placement  Agent"   shall   mean   Newbridge
Securities Corporation, a registered broker-dealer.

     Section  1.21	"Pricing  Period"  shall  mean  the  five  (5)
consecutive Trading Days after the Advance Notice Date.

     Section  1.22	"Principal  Market"  shall  mean  the   Nasdaq
National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section  1.23	"Purchase Price" shall be set at ninety  seven
percent (97%) of the Market Price during the Pricing Period.

     Section   1.24	"Registrable  Securities"  shall   mean   the
shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

     Section  1.25	"Registration  Rights  Agreement"  shall  mean
the   Registration  Rights  Agreement  dated  the  date   hereof,
regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section   1.26	"Registration   Statement"   shall   mean   a
registration statement on Form S-1 or SB-2 (if use of  such  form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in  accordance  with  the provisions of this  Agreement  and  the
Registration  Rights  Agreement,  and  in  accordance  with   the
intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section  1.27	"Regulation  D" shall  have  the  meaning  set
forth in the recitals of this Agreement.

     Section  1.28	"SEC" shall mean the Securities  and  Exchange
Commission.

     Section  1.29	"Securities Act" shall have  the  meaning  set
forth in the recitals of this Agreement.

     Section  1.30	"SEC Documents" shall mean Annual  Reports  on
Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on
Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section  1.31	"Trading Day" shall mean any day during  which
the New York Stock Exchange shall be open for business.

     Section  1.32	"VWAP" shall mean the volume weighted  average
price of the Company's common stock as quoted by Bloomberg, LP.


                           ARTICLE II.
                            Advances

     Section 2.1.	Investments.

          (a)	Advances.  Upon the terms and conditions set  forth
herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the
amount  of  the  Advance by the Purchase  Price.   No  fractional
shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

     Section 2.2.	Mechanics.

          (a)	Advance Notice.  At any time during the  Commitment
Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the
Advances  pursuant  to  this  Agreement  shall  not  exceed   the
Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There will be a minimum of five (5) Trading Days between each Advance Notice Date.

          (b)	Date  of  Delivery of Advance Notice.   An  Advance
Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

          (c)	Pre-Closing Share Credit.  Within two (2)  business
days after the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the Investor's balance account with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common
Stock  shall be made as of the date of the Closing.   Any  excess
shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

          (d)	Hardship.   In  the event the  Investor  sells  the
Company's Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section
2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

     Section  2.3.	Closings.  On each Advance Date,  which  shall
be  one  (1) Trading Day after an applicable Pricing Period,  (i)
the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to David Gonzalez (the "Escrow Agent") the amount of  the  Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement.
In addition, on or prior to the Advance Date, each of the Company
and   the  Investor  shall  deliver  to  the  other  through  the
Investor's  Counsel  all  documents,  instruments  and   writings
required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions
contemplated  herein.   Payment  of  funds  to  the  Company  and
delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the
extent  the  Company  has  not  paid  the  fees,  expenses,   and
disbursements of the Investor and the Investor's counsel in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

     Section  2.4.	Termination of Investment.  The obligation  of
the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an  Advance Date that has not yet occurred) in the event that (i)
there   shall  occur  any  stop  order  or  suspension   of   the
effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, (ii) the Company shall at any time fail materially to comply with the requirements of
Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC. Notwithstanding anything contained herein to the contrary, upon fifteen (15) business days prior written notice from the Company to the Investor, this Agreement shall terminate and have no further force and effect, provided that at any time any such notice is given, there are no (i) pending Advance Notices; or
(ii) amounts owed to the Investor under the Securities Purchase Agreement of even date herewith or the Convertible Debentures issued in connection therewith.

     Section 2.5.	Agreement to Advance Funds.

          (a)	The   Investor   agrees  to  advance   the   amount
specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

               (i)	the  execution and delivery  by  the  Company,
and the Investor, of this Agreement, and the Exhibits hereto;

               (ii)	the  Company's Common Stock shall  have  been
authorized for quotation on the Principal Market.

               (iii)	Investor's  Counsel  shall   have   received
the  shares  of  Common  Stock  applicable  to  the  Advance   in
accordance with Section 2.2(c) hereof;

               (iv)	the  Company's  Registration  Statement  with
respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

               (v)	the  Company shall have obtained all  material
permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

               (vi)	the   Company  shall  have  filed  with   the
Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange
Act and applicable Commission regulations;

               (vii)	the  fees  as  set  forth  in  Section  12.4
below  shall  have been paid or can be withheld  as  provided  in
Section 2.3;

               (viii)	the  conditions set forth  in  Section  7.2
shall have been satisfied;

               (ix)	The  Company  shall  have  provided  to   the
Investor an acknowledgement, from Haefele Flanagan, as to its ability to provide all consents required in order to file a registration statement in connection with this transaction; and

               (x)	The  Company's transfer agent  shall  be  DWAC
eligible.

     Section 2.6.	Lock Up Period.

               (i)	During  the  Commitment  Period,  the  Company
shall not issue or sell, without the prior written consent of the Investor, (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

               (ii)	On the date hereof, the Company shall  obtain
from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

               (iii)	The   Company  shall  not  file  any   other
registration statement until at least 12 months after the Registration Statement is declared effective. Moreover, after the one year anniversary hereof, upon a minimum of ten (10) days' prior written notice, the Company may at its discretion grant warrants or options to its employees, officers, directors, agents
and  representatives,   in an amount not to  exceed  10%  of  the
Company's outstanding Common Stock.

Notwithstanding anything contained herein to the contrary, the Investor agrees that the Company has the right to (i) file a Form
S-8 for a stock option plan with respect to 3,750,000 shares of common stock; the issuance of shares thereunder shall require the stockholder to execute a lock-up restricting such holder's shares to  no  more than 25% of such shares within each 4 month  period, and (ii) issue restricted shares of common stock pursuant to rule
144  as  follows: David Yerushalmi - 850,000 shares;  Adam  Ofek-
360,000 shares; Sam Klepfish-360,000 shares and DCI Management, LLC-1,500,000 shares.
               (iv)	During  the  Commitment Period,  the  Company
hereby  grants to Investor the right of first refusal (the "Right of First Refusal") to purchase New Securities (as defined in the next paragraph) that the Company may, from time to time and in
one  or  more  transactions,  propose  to  sell  and  issue.   In
connection with such right, the Company covenants and agrees to give Investor written notice (an "Offering Notice") specifying, in detail, the terms and conditions of any bona fide proposed sale of New Securities and the names and addresses of such persons and entities prepared to purchase such New Securities,
and   any  representatives,  brokers  or  dealers  proposing   to
effectuate such sale, together with all compensation terms. The Investor shall have the right, for a period expiring at 11:59 PM (Eastern Time) on the fifth (5th) business day after the giving of  the Offering Notice (the "Exercise Period"), to purchase  the
New  Securities  for  the  price and on  the  general  terms  and
conditions  specified  in the Offering  Notice.   The  Investor's
failure  to  exercise  such  right  shall  not  result   in   the
cancellation of Investor's right of first refusal on any other proposed financing by the Company thereafter.
The term "New Securities" as used in the preceding paragraph shall mean any offering and issuance by the Company of Common
Stock   or  securities  convertible  into,  and/or  other  rights
exercisable for the issuance of, Common Stock to or with any third party without consideration or for a consideration per share less than the Bid Price on the date of issuance of the New Securities with the exception of New Securities issued in conjunction with the closing of a contract, sub-contract, teaming arrangement, joint venture or strategic partnership but only to the extent that such New Securities do not exceed 10% of the Company's outstanding Common Stock on the date of issuance, this
shall  exclude issuance detailed in section (iii) above.   Except
as may otherwise be permitted pursuant to the forgoing, during the Commitment Period, the Company shall not issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                          ARTICLE III.
           Representations and Warranties of Investor

     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date:

     Section  3.1.	Organization and Authorization.  The  Investor
is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section  3.2.	Evaluation of Risks.  The  Investor  has  such
knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction.
It recognizes that its investment in the Company involves a high degree of risk.

     Section   3.3.	No  Legal  Advice  From  the  Company.    The
Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax
advisors.   The  Investor is relying solely on such  counsel  and
advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or
investment   advice   with  respect  to  this   investment,   the
transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section  3.4.	Investment Purpose. The securities  are  being
purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to  the securities or any interest therein and acknowledges  that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or
indirect  beneficial  interest in the securities.   The  Investor
agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section  3.5.	Accredited  Investor.   The  Investor  is   an
"Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

     Section  3.6.	Information.  The Investor  and  its  advisors
(and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company
and   information  it  deemed  material  to  making  an  informed investment decision.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and
its  management.   Neither  such  inquiries  nor  any  other  due
diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or
affect   the   Investor's  right  to  rely   on   the   Company's
representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree
of  risk.   The Investor is in a position regarding the  Company,
which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and
risks   of  this  investment.   The  Investor  has  sought   such
accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section  3.7.	Receipt of Documents.  The  Investor  and  its
counsel  has  received  and  read in their  entirety:   (i)  this
Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
and (iii) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has  relied on the information contained therein and has not been
furnished   any   other  documents,  literature,  memorandum   or
prospectus.

     Section   3.8.	Registration  Rights  Agreement  and   Escrow
Agreement.  The parties have entered into the Registration Rights
Agreement and the Escrow Agreement, each dated the date hereof.

     Section   3.9.	No   General   Solicitation.    Neither   the
Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     Section  3.10.	Not  an Affiliate.  The Investor  is  not  an
officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

     Section  3.11.	Trading Activities.  The  Investor's  trading
activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any naked short transactions in excess of the amount of shares owned
(or  an  offsetting long position) during the Commitment  Period.
The Investor shall be entitled to sell Common Stock during the applicable Pricing Period.


                           ARTICLE IV.
          Representations and Warranties of the Company

     Except as stated below or on the Disclosure Schedule (the "Disclosure Schedule") attached hereto as Exhibit "B," the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

     Section  4.1.	Organization and Qualification.   The  Company
is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all
requisite  power  and  authority  corporate  power  to  own   its
properties  and to carry on its business as now being  conducted.
Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section  4.2.	Authorization,  Enforcement,  Compliance  with
Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the
Registration   Rights  Agreement,  the  Escrow   Agreement,   the
Placement   Agent  Agreement  and  any  related  agreements,   in
accordance with the terms hereof and thereof, (ii) the  execution
and   delivery   of  this  Agreement,  the  Registration   Rights
Agreement,  the  Escrow Agreement, the Placement Agent  Agreement
and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the
Registration   Rights  Agreement,  the  Escrow   Agreement,   the
Placement  Agent Agreement and any related agreements  have  been duly  executed  and  delivered by  the  Company,  and  (iv)  this
Agreement,   the  Registration  Rights  Agreement,   the   Escrow
Agreement,  the  Placement  Agent  Agreement  and  assuming   the
execution and delivery thereof and acceptance by the Investor and
any   related   agreements  constitute  the  valid  and   binding
obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section  4.3.	Capitalization.  As of the  date  hereof,  the
authorized capital stock of the Company consists of 101,000,000 shares of stock, of which 100,000,000 shares are designated as Common Stock, of which 35,000,000 shares of Common Stock are
outstanding  and  1,000,000  shares,  which  are  designated   as
preferred shares, of which 200,000 are designated as Series A Preferred. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the Disclosure Schedule, no shares of Common Stock are subject to  preemptive rights or any other similar rights or any liens or
encumbrances  suffered or permitted by the  Company.   Except  as
disclosed in the Disclosure Schedule, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration
Rights  Agreement).   There  are  no  securities  or  instruments
containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein.
The Company has furnished to the Investor true and correct copies of  the Company's Certificate of Incorporation, as amended and as
in   effect   on   the   date   hereof   (the   "Certificate   of
Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section  4.4.	No  Conflict.   The  execution,  delivery  and
performance of this Agreement by the Company and the consummation by  the Company of the transactions contemplated hereby will  not
(i) result in a violation of the Certificate of Incorporation  or any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or  constitute a default (or an event which with notice or  lapse of  time or both would become a default) under, or give to others
any   rights   of   termination,   amendment,   acceleration   or
cancellation of, any agreement, indenture or instrument to  which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the Disclosure Schedule, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract,
agreement,   mortgage,   indebtedness,   indenture,   instrument,
judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof.
All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

     Section  4.5.	Financial Statements.  As of their  respective
dates, the financial statements of the Company (the "Financial Statements") for the two most recently completed fiscal years and any subsequent interim period complied as to form in all material
respects   with  applicable  accounting  requirements   and   the
published rules and regulations of the SEC with respect  thereto.
Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section  4.6.	No  Default.   Except  as  disclosed  in   the
Disclosure Schedule, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a  party  or by which it is or its property is bound and  neither
the   execution,  nor  the  delivery  by  the  Company,  nor  the
performance  by  the  Company  of  its  obligations  under   this
Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section  4.7.	Absence  of Events  of  Default.   Except  for
matters   described  in  the  Disclosure  Schedule  and/or   this
Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section  4.8.	Intellectual  Property  Rights.   The  Company
and  its  subsidiaries own or possess adequate rights or licenses to  use  all  material  trademarks, trade names,  service  marks,
service  mark  registrations,  service  names,  patents,   patent
rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct
their  respective businesses as now conducted.   The Company  and
its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark,
trade   name,  patents,  patent  rights,  invention,   copyright,
license,    service   names,   service   marks,   service    mark
registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section  4.9.	Employee Relations.  Neither the  Company  nor
any of its subsidiaries is involved in any labor dispute nor,  to the  knowledge of the Company or any of its subsidiaries, is  any
such   dispute  threatened.   None  of  the  Company's   or   its
subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section  4.10.	Environmental  Laws.   The  Company  and  its
subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the
environment   or  hazardous  or  toxic  substances   or   wastes,
pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of
them   under  applicable  Environmental  Laws  to  conduct  their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     Section  4.11.	Title.  Except as set forth in the Disclosure
Schedule, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section  4.12.	Insurance.   The  Company  and  each  of  its
subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in  the businesses in which the Company and its subsidiaries  are
engaged.   Neither the Company nor any such subsidiary  has  been
refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section  4.13.	Regulatory  Permits.   The  Company  and  its
subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section  4.14.	Internal Accounting  Controls.   The  Company
and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance
that   (i)   transactions  are  executed   in   accordance   with
management's    general   or   specific   authorizations,    (ii)
transactions  are recorded as necessary to permit preparation  of
financial  statements  in  conformity  with  generally   accepted
accounting principles and to maintain asset accountability, (iii)
access   to   assets  is  permitted  only  in   accordance   with
management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 4.15.	No Material Adverse Breaches, etc.  Except  as
set forth in the Disclosure Schedule, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is  expected in the future to have a Material Adverse  Effect  on
the   business,  properties,  operations,  financial   condition,
results  of  operations  or  prospects  of  the  Company  or  its
subsidiaries.   Except  as set forth in the Disclosure  Schedule,
neither  the Company nor any of its subsidiaries is in breach  of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse
Effect   on   the  business,  properties,  operations,  financial
condition, results of operations or prospects of the Company or its subsidiaries.

     Section  4.16.	Absence of Litigation.  Except as  set  forth
in the Disclosure Schedule, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or  finding  would  (i)  have a Material Adverse  Effect  on  the
transactions  contemplated  hereby  (ii)  adversely  affect   the
validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any
of   the  documents  contemplated  herein,  or  (iii)  except  as expressly disclosed in the Disclosure Schedule, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     Section  4.17.	Subsidiaries.  Except  as  disclosed  in  the
Disclosure Schedule, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section  4.18.	Tax  Status.   Except  as  disclosed  in  the
Disclosure Schedule, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section 4.19.	Certain Transactions.  Except as set forth  in
the Disclosure Schedule, none of the officers, directors, or employees of the Company is presently a party to any transaction with  the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or
such   employee  or,  to  the  knowledge  of  the  Company,   any
corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section  4.20.	Fees  and  Rights  of  First  Refusal.    The
Company   is  not  obligated  to  offer  the  securities  offered
hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section 4.21.	Use of Proceeds.  The Company represents  that
the net proceeds from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

     Section 4.22.	Further Representation and Warranties  of  the
Company.   For so long as any securities issuable hereunder  held
by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market

     Section  4.23.	Opinion of Counsel.  Investor  shall  receive
an opinion letter from counsel acceptable to the Investor on the date hereof.

     Section  4.24.	Opinion of Counsel.  The Company will  obtain
for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section   4.25.	Dilution.   The   Company   is   aware   and
acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.


     ARTICLE V.


                         Indemnification

     Section 5.1.	Indemnification.

          (a)	In  consideration of the Investor's  execution  and
delivery  of  this  Agreement, and in  addition  to  all  of  the
Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor,
and   all   of  its  officers,  directors,  partners,  attorneys,
employees  and  agents  (including,  without  limitation,   those
retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable
attorneys'    fees    and   disbursements    (the    "Indemnified
Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant,
agreement  or  obligation  of  the  Company  contained  in   this
Agreement  or  the  Registration Rights Agreement  or  any  other
certificate,  instrument  or  document  contemplated  hereby   or
thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed
pursuant  hereto  by  any of the Investor  Indemnitees.   To  the
extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          (b)	In  consideration  of the Company's  execution  and
delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, attorneys,
employees  and  agents  (including,  without  limitation,   those
retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any
representation  or  warranty  made  by  the  Investor   in   this
Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to
the   payment   and  satisfaction  of  each  of  the  Indemnified
Liabilities, which is permissible under applicable law.

          (c)	The  obligations  of the parties  to  indemnify  or
make   contribution   under  this  Section  5.1   shall   survive
termination.


                           ARTICLE VI.
                    Covenants of the Company

     Section  6.1.	Registration Rights.  The Company shall  cause
the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section  6.2.	Listing of Common Stock.   The  Company  shall
obtain   and  maintain  the  Common  Stock's  authorization   for
quotation  on  the  National Association  of  Securities  Dealers
Inc.'s Over the Counter Bulletin Board.

     Section  6.3.	Exchange Act Registration.  The  Company  will
cause  its Common Stock to be registered under Section  12(g)  of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document
(whether   or  not  permitted  by  Exchange  Act  or  the   rules
thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section  6.4.	Transfer Agent Instructions.  Not  later  than
two (2) business days after each Advance Notice Date and prior to each Closing and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

     Section  6.5.	Corporate Existence.  The  Company  will  take
all steps necessary to preserve and continue the corporate existence of the Company.

     Section    6.6.	Notice   of   Certain    Events    Affecting
Registration;  Suspension  of Right  to  Make  an  Advance.   The
Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the
Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to
the   suspension   of   the  qualification  or   exemption   from
qualification of any of the Registrable Securities  for  sale  in
any   jurisdiction  or  the  initiation  or  threatening  of  any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related
prospectus  of  any  document  incorporated  or  deemed   to   be
incorporated therein by reference untrue in any material  respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the
Investor  any  such  supplement  or  amendment  to  the   related
prospectus.   The Company shall not deliver to the  Investor  any
Advance Notice during the continuation of any of the foregoing events.

     Section   6.7.	Expectations   Regarding   Advance   Notices.
Within  ten  (10)  days after the commencement of  each  calendar
quarter   occurring  subsequent  to  the  commencement   of   the
Commitment Period, the Company may notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount,  or
otherwise  limit  its  ability to deliver Advance  Notices.   The
failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section  6.8.	Restriction on Sale of Capital Stock.   During
the Commitment Period, the Company shall not issue or sell, without the prior written consent of the Investor, (i) any Common
Stock   or  Preferred  Stock  without  consideration  or  for   a
consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement until at least twelve (12) months after the Registration Statement is declared effective. However, after a one year anniversary hereof, upon a minimum of ten (10) days' prior written notice, the Company may at its discretion grant warrants or options to its employees, officers, directors, agents and representatives, in an amount not to exceed 10% of the Company's outstanding Common Stock

Notwithstanding anything contained herein to the contrary, the Investor agrees that the Company has the right to (i) file a Form S-8 for a stock option plan with respect to 3,750,000 shares of common stock; the issuance of shares thereunder shall require the stockholder to execute a lock-up restricting such holder's shares to no more than 25% of such shares within each 4 month period, and (ii) issue restricted shares of common stock pursuant to rule 144 as follows: David Yerushalmi - 850,000 shares; Adam Ofek-360,000 shares; Sam Klepfish-360,000 shares and DCI Management, LLC-1,500,000 shares.


     Section  6.9.	Consolidation;  Merger.   The  Company   shall
not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or  substantially all the assets of the Company to another entity
(a  "Consolidation  Event")  unless the  resulting  successor  or
acquiring  entity  (if  not  the  Company)  assumes  by   written
instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section  6.10.	Issuance of the Company's Common Stock.   The
sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.


                          ARTICLE VII.
        Conditions for Advance and Conditions to Closing

     Section  7.1.	Conditions Precedent  to  the  Obligations  of
the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

          (a)	Accuracy  of  the  Investor's  Representations  and
Warranties.   The representations and warranties of the  Investor
shall be true and correct in all material respects.

          (b)	Performance  by the Investor.  The  Investor  shall
have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section  7.2.	Conditions  Precedent  to  the  Right  of  the
Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the
Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

          (a)	Listing  of  the  Company's  Common   Stock.    The
Company's Common Stock shall have been authorized for quotation on the National Association of Securities Dealers Inc.'s Over the
Counter Bulletin Board.

          (b)	Registration  of  the Common Stock  with  the  SEC.
The  Company  shall  have  filed  with  the  SEC  a  Registration
Statement   with  respect  to  the  resale  of  the   Registrable
Securities  in  accordance  with the terms  of  the  Registration
Rights  Agreement.   As  set  forth in  the  Registration  Rights
Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or
that   the   SEC   otherwise  has  suspended  or  withdrawn   the
effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

          (c)	Authority.   The Company shall  have  obtained  all
permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

          (d)	Fundamental  Changes. There  shall  not  exist  any
fundamental  changes  to  the  information  set  forth   in   the
Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

          (e)	Performance  by  the Company.   The  Company  shall
have  performed, satisfied and complied in all material  respects with  all covenants, agreements and conditions required  by  this
Agreement   (including,   without  limitation,   the   conditions
specified  in  Section  2.5 hereof) and the  Registration  Rights
Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (f)	No   Injunction.   No  statute,  rule,  regulation,
executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

          (g)	No  Suspension of Trading in or Delisting of Common
Stock.   The  trading of the Common Stock has  commenced  on  the
Principal Market and has not been suspended by the SEC or the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if any). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market.

          (h)	Maximum Advance Amount.  The amount of any  Advance
requested  by  the Company shall not exceed the  Maximum  Advance
Amount.   In  addition, in no event shall the  number  of  shares
issuable to the Investor pursuant to an Advance cause the Investor to beneficially own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

          (i)	No Knowledge.  The Company has no knowledge of  any
event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

          (j)	Other.   On each Condition Satisfaction  Date,  the
Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.


                          ARTICLE VIII.
 Due Diligence Review; Non-Disclosure of Non-Public Information

     Section  8.1.	Due Diligence Review.  Prior to the filing  of
the  Registration Statement the Company shall make available  for
inspection   and  review  by  the  Investor,  advisors   to   and
representatives of the Investor, any underwriter participating in any  disposition of the Registrable Securities on behalf  of  the
Investor  pursuant  to  the  Registration  Statement,  any   such
registration statement or amendment or supplement thereto or  any blue  sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the  Company's  officers, directors and employees to  supply  all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such
Registration   Statement  (including,  without   limitation,   in
response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the  filing  and effectiveness of the Registration Statement  for
the   sole   purpose   of   enabling  the   Investor   and   such
representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 8.2.	Non-Disclosure of Non-Public Information.

          (a)	The   Company   shall   not   disclose   non-public
information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the
Company   identifies   such  information  as   being   non-public
information   and  provides  the  Investor,  such  advisors   and
representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may,
as   a   condition  to  disclosing  any  non-public   information
hereunder, require the Investor's advisors and representatives to
enter   into  a  confidentiality  agreement  in  form  reasonably
satisfactory to the Company and the Investor.

          (b)	Nothing  herein  shall  require  the   Company   to
disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this
Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                           ARTICLE IX.
                   Choice of Law/Jurisdiction

     Section   9.1.	Governing  Law.   This  Agreement  shall   be
governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark,
New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.


                           ARTICLE X.
                     Assignment/Termination

     Section  10.1.	Assignment.  Neither this Agreement  nor  any
rights  of  the Company hereunder may be assigned  to  any  other
Person.

     Section  10.2.	Termination.  The obligations of the Investor
to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.


                           ARTICLE XI.
                             Notices

     Section  11.1.	Notices.  Any notices, consents, waivers,  or
other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally;
(ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case
properly  addressed  to  the party  to  receive  the  same.   The
addresses and facsimile numbers for such communications shall be:

If to the Company, to:   DCI USA, Inc.
                         231 Norman Avenue
                         Brooklyn, NY 11222
                         Attention: David Yerushalmi
                         Telephone: (718) 383-5255
                         Facsimile: (801) 760-3901

With a copy to:          David Lubin & Associates
                         92 Washington Avenue
                         Cedarhurst, NY 11516

                         Attention: David Lubin, Esq.
                         Telephone: (516) 569-9629
                         Facsimile: (516) 569-5053

If to the Investor(s):   Cornell Capital Partners, LP
                         101 Hudson Street -Suite 3700
                         Jersey City, NJ 07302
                         Attention:	Mark Angelo
                         		Portfolio Manager
                         Telephone:	(201) 985-8300
                         Facsimile:	(201) 985-8266

With a copy to:          Cornell Capital Partners, LP
                         101 Hudson Street -Suite 3700
                         Jersey City, NJ 07302
                         Attention:	Troy J. Rillo, Esq.
                         		Senior Vice-President
                         Telephone:	(201) 985-8300
                         Facsimile:	(201) 985-8266

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                          ARTICLE XII.
                          Miscellaneous

     Section   12.1.	Counterparts.    This   Agreement   may   be
executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

     Section  12.2.	Entire Agreement; Amendments.  This Agreement
supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section  12.3.	Reporting Entity for the Common  Stock.   The
reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading
Day  for the purposes of this Agreement shall be Bloomberg,  L.P.
or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 12.4.	Fees and Expenses.  The Company hereby  agrees
to pay the following fees:

          (a)	Legal   Fees.   Except  as  provided   in   Section
12.4(b), each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby.

          (b)	Structuring  Fees.	The  Company   shall   pay   the
Investor  the  fee  of  Fifteen Thousand  Dollars  ($15,000)  for
structuring fees referenced in the Securities Purchase  Agreement of  even  date  herewith, which shall be paid out  of  the  gross proceeds  of  the  Closing,  as such terms  are  defined  in  the
Securities  Purchase Agreement of even date herewith.   This  fee
shall be deemed fully earned on the date hereof.

           (c)	Commitment Fees.

          (b)	On  each Advance Date the Company shall pay to  the
Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement. Subsequently on each advance date, the Company will pay Yorkville Advisors Management, LLC a structuring fee of Five Hundred Dollars ($500).

               (i)	Upon  the  execution  of  this  Agreement  the
Company  shall  issue  to the Investor the Series  A  Convertible
Preferred  Stock,  with  the  preferences  and  designations   as
indicated in the Certificate of Designation of such stock attached hereto as Exhibit C with a face value of Two Hundred Thousand Dollars ($200,000) worth of Common Stock (the "Closing Fee"). The final number of share shall be determined as detailed in and pursuant with the Certificate of Designation of Series A Preferred Stock of DCI USA, Inc. dated November 30th,2004, and attached hereto(the "Investor's Shares").

               (iii)	Fully   Earned.    The   Investor's   Shares
shall be deemed fully earned as of the date hereof.

               (iv)	Registration  Rights.  The Investor's  Shares
will have "piggy-back" registration rights.

     Section   12.5.	Brokerage.   Each  of  the  parties   hereto
represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section  12.6.	Confidentiality.   If  for  any  reason   the
transactions  contemplated by this Agreement are not consummated,
each   of   the  parties  hereto  shall  keep  confidential   any
information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly
return   to   the   other   parties  all  schedules,   documents,
instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                              COMPANY:
                              DCI USA, INC.

                              By:	/s/ David Yerushalmi
                              Name:	David Yerushalmi
                              Title:	Chairman


                              INVESTOR:
                              CORNELL CAPITAL PARTNERS, LP

                              By:	Yorkville Advisors, LLC
                              Its:	General Partner

                              By:	Mark Angelo
                              Name:	Mark Angelo
                              Title:	Portfolio Manager





                            EXHIBIT A


              ADVANCE NOTICE/COMPLIANCE CERTIFICATE


                          DCI USA, INC.


     The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of DCI USA, Inc. (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

     1.	The  undersigned  is  the duly elected  Chairman  of  the
Company.

     2.	There  are no fundamental changes to the information  set
forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration
Statement.

     3.  	The Company has performed in all material respects  all
covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4.	The   undersigned   hereby   represents,   warrants   and
covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q, 10-K, 8-K, etc. All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.	The Advance requested is _____________________.

     The undersigned has executed this Certificate this ____ day of _________________.


                            DCI USA, INC.


                            By:
                            Name:
                            Title:


                            EXHIBIT B


                      DISCLOSURE STATEMENT





                     [intentionally omitted]


                            EXHIBIT C

                  CERTIFICATE OF DESIGNATION OF
                   SERIES A PREFERRED STOCK OF
                          DCI USA, INC.

                     [intentionally omitted]









                          SCHEDULE 2.6


                          DCI USA, INC.

     The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated _______, 2004 between DCI USA, Inc., (the "Company") and Cornell Capital Partners, LP (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated:	_______________, 2004

                              Signature



                              Address:
                              City, State, Zip Code:



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                              or Taxpayer I.D. Number